                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 24, 2004
                                                           ------------



                                  NEXMED, INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)


        Nevada                       0-22245                   87-0449967
        ------                       -------                   ----------
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


350 Corporate Boulevard, Robbinsville, New Jersey                 08691
-------------------------------------------------                 -----
    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (609) 208-9688
                                                           --------------

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

Following are the results of voting by stockholders present or represented by proxy at the Company's Annual Meeting of Stockholders, which was held on May 24, 2004:

ITEM 1. ELECTION OF DIRECTORS. The stockholders elected Sami A. Hashim, M.D. and Martin R. Wade, III, to serve as Class I directors, until the year 2007, or until their successors are elected:


Name of Director                     Votes For                   Votes Withheld
------------------                   ---------                   --------------
Sami A. Hashim                       32,735,324                  620,094

Martin R. Wade, III                  32,737,974                  617,444


ITEM 2. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS. The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal year 2004. There were 33,312,001 votes for ratification; 23,825 votes against; 19,592 votes abstaining; and no broker non-votes.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits:

          99.1 Amended and Restated NexMed, Inc. Recognition and Retention Stock Incentive Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEXMED, INC.


                                        By: /s/ Vivian H. Liu
                                            -----------------
                                        Name:  Vivian H. Liu
                                        Title: Vice President-Corporate Affairs,
                                               Chief Financial Officer and
                                               Secretary

Date: May 28, 2004